SUPPLEMENT DATED DECEMBER 28, 2022 TO

THE FOLLOWING PROSPECTUS

GUGGENHEIM DEFINED PORTFOLIOS, SERIES 2271

DATED NOVEMBER 21, 2022

Tekla Medical Science Innovation Portfolio, Series 5

File No. 333-267610

Notwithstanding anything to the contrary in the Prospectus, on December 28, 2022, shares of Ascendis Pharma A/S (ticker: ASND) were removed from the above listed Trust’s portfolio for certain reasons set forth under “Changing Your Portfolio” in the Prospectus.

The number of shares of the remaining securities held by the Trust and the percentage of the portfolio those shares represent may fluctuate as additional units are created, the value of the securities fluctuates and as the Trust sells shares of the securities to meet redemptions, pay expenses and in other extraordinary circumstances. Please see your Trust’s Prospectus for additional information.

Please keep for future reference.